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                               POWER OF ATTORNEY

         We, the undersigned officers and Trustees of Tax-Managed Growth Portfolio, a New York trust, do hereby severally constitute and appoint H. Day Brigham, Jr., James B. Hawkes and Thomas Otis, or any of them, to be true, sufficient and lawful attorneys, or attorney for each of us, to sign for each of us, in the name of each of us in the capacities indicated below, any and all amendments (including post-effective amendments) to the Registration Statement on Form N-1A filed by Eaton Vance Mutual Funds Trust on behalf of an existing or proposed series with the Securities and Exchange Commission in respect of shares of beneficial interest and other documents and papers relating thereto.

         IN WITNESS WHEREOF we have hereunto set our hands on the dates set opposite our respective signatures.

         Name                          Capacity                      Date
         ----                          --------                      ----
/s/ Donald R. Dwight
------------------------------         Trustee                  October 23, 1995
Donald R. Dwight

/s/ Samuel L. Hayes, III
------------------------------         Trustee                  October 23, 1995
Samuel L. Hayes, III

/s/ Norton H. Reamer
------------------------------         Trustee                  October 23, 1995
Norton H. Reamer

/s/ John L. Thorndike
------------------------------         Trustee                  October 23, 1995
John L. Thorndike

/s/ Jack L. Treynor
------------------------------         Trustee                  October 23, 1995
Jack L. Treynor

                                       President, Principal
/s/ Landon T. Clay                      Executive Officer
------------------------------          and Trustee             October 23, 1995
Landon T. Clay


                                       Treasurer and
                                        Principal Financial
/s/ James L. O'Connor                   and Accounting
------------------------------          Officer                 October 23, 1995
James L. O'Connor